UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2016

VERIFYME, INC.
(Exact name of registrant as specified in charter)

Nevada	0-31927	23-3023677
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12 West 21st Street, 8th Floor New York, New York 10010
(Address of Principal Executive Offices)

(212) 994-7002
(Registrant’s Telephone Number, Including Area Code) (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.           Other Events

VerifyMe, Inc. (the “Company”), working in collaboration with HP Indigo, assessed the technical feasibility of incorporating the Company’s security pigment product in HP Indigo ElectroInks (“Company - HP Indigo ElectroInks”), and determined that the Company’s overt and covert security pigment products are compatible with HP Indigo ElectroInks.

The Company will showcase its security pigment products as a vendor in HP Indigo’s booth at four pre-drupa events, which is a large printing equipment trade show that is held every three years in Dusseldorf, Germany. The Company estimates that potentially more than 2000 HP Indigo users will attend these pre-drupa events. The Company will showcase a sample pharmaceutical carton, produced by HP Indigo, which will illustrate specific features of the Company’s security pigment products.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 29, 2016

VERIFYME, INC.

By:	/s/ Paul Donfried
Paul Donfried
Chief Executive Officer